UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                     Fiduciary/Claymore Dynamic Equity Fund

         (Names of Registrant As Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  Logo                                                          FAMCO
Claymore                                              FIDUCIARY ASSET MANAGEMENT



                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2009
--------------------------------------------------------------------------------

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Fiduciary/Claymore Dynamic Equity Fund (the "Fund") that a special meeting of shareholders of the Fund (the "Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Monday, April 20, 2009, at 11:00 a.m. central time. The Meeting is being held for the following purposes:

     1. To approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation and Dissolution.

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO LIQUIDATE AND DISSOLVE THE FUND.

     The Board has fixed the close of business on February 26, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the Internet so you will be represented at the Meeting.

     If you have any questions after considering the enclosed materials, please call (866) 615-7870.

                                            By order of the Board of Trustees

                                            /S/ J. Thomas Futrell

                                            J. Thomas Futrell
                                            Chief Executive Officer

Lisle, Illinois

March 9, 2009




IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR VIA THE INTERNET PURSUANT TO THE INSTRUCTIONS INCLUDED ON THE PROXY CARD) TODAY.

                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                       FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 20, 2009


     This proxy statement ("Proxy Statement") will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Shareholders, dated April 20, 2009 ("Notice of Special Meeting"). Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (866) 615-7870.

     This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Shares"), of Fiduciary/Claymore Dynamic Equity Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the special meeting of shareholders of the Fund to be held on Monday, April 20, 2009, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on April 20, 2009, at 11:00 a.m. Central Time.


     The Board has fixed the close of business on February 26, 2009 (the "Record Date") as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Fund as of the close of business on the Record Date are sometimes referred to herein as "Record Date Shareholders." This Proxy Statement and the enclosed proxy card are first being sent to Record Date Shareholders on or about March 9, 2009.

     The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (888) 991-0091. Copies of the Fund's most recent Annual Report and Semi-Annual Report can also be downloaded from www.claymore.com/hce.

     Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the proposal to be voted on.

o    Why is the Meeting being held?

     The Meeting is being held to obtain shareholder approval of a proposal (the "Proposal") to liquidate and dissolve the Fund pursuant to the Plan of Liquidation and Dissolution (the "Liquidation Plan").

     At a meeting held on December 19, 2008, the Board unanimously approved the liquidation and dissolution of the Fund pursuant to the Liquidation Plan and directed that the matter be submitted to Record Date Shareholders for their approval. The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") requires that the liquidation and dissolution of the Fund be approved by shareholders.

o    What are the consequences to shareholders if the liquidation is approved?

     The Liquidation Plan will become effective as soon as practicable following approval of the Liquidation Plan by Record Date Shareholders on such date as may be designated by the officers of the Fund (the "Effective Date"). The share transfer books of the Fund will be closed and the Shares will cease trading on the New York Stock Exchange ("NYSE") as of the close of business on the Effective Date. Shareholders of record of the Fund as of the close of business on the Effective Date are sometimes referred to herein as "Effective Date Shareholders." After the Effective Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs. The Fund's assets will be liquidated and the net proceeds, after discharging of or making reasonable provision for the payment of all liabilities of the Fund, will be distributed to Effective Date Shareholders in one or more liquidating distributions. Effective Date Shareholders will receive such distributions in cash. After the payment of the final liquidating distribution, the Fund will dissolve.

o What are the U.S. federal income tax consequences to Effective Date Shareholders?

     The receipt of liquidating distributions in cash is a taxable event to Effective Date Shareholders and will result in a taxable gain or loss to Effective Date Shareholders, depending on their respective tax basis in their Shares. Shareholders are urged to consult their own tax advisers. For a brief discussion of certain U.S. federal income tax considerations, see "U.S. Federal Income Tax Consequences of the Liquidation."

o    Will your vote make a difference?

     Yes! Your vote is important, no matter how many Shares you own.

o    Who is asking for your vote?


     The enclosed proxy is solicited by the Board for use at the Meeting or any adjournment or postponement thereof for the purposes stated in the Notice of Special Meeting. The Notice of Special Meeting, the proxy card and this Proxy Statement are being mailed on or about March 9, 2009.


o How does the Board recommend that Record Date Shareholders vote on the Proposal? The Board recommends that you vote "FOR" the Proposal.

o    Who is eligible to vote?

     Record Date Shareholders are entitled to be present and to vote at the Meeting or any adjournment or postponement thereof. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation. If any other business is properly brought before the Meeting, your Shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

     Record Date Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

o    How can I vote?

     Record Date Shareholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the enclosed proxy card, or (iv) in person at the Meeting. Information regarding how to vote via the Internet or by telephone is included on the enclosed proxy card.

o    Whom do I contact for more information?

     You can contact your financial advisor for more information. You may also call us at our toll-free number, (866) 615-7870.

                THE PROPOSAL: LIQUIDATING AND DISSOLVING THE FUND
                        PURSUANT TO THE LIQUIDATION PLAN
--------------------------------------------------------------------------------


INTRODUCTION

     You are being asked to vote on a proposal to liquidate and dissolve the Fund pursuant to the Liquidation Plan. At a meeting held on December 19, 2008, the Board unanimously approved the liquidation and dissolution of the Fund pursuant to the Liquidation Plan and directed that the matter be submitted to shareholders for their approval. The Declaration of Trust requires that the liquidation and dissolution of the Fund be approved by shareholders.


     If Record Date Shareholders approve the Liquidation Plan, the Fund's investment adviser, Claymore Advisors, LLC (the "Adviser"), its investment sub-adviser, Fiduciary Asset Management, LLC (the "Sub-Adviser") and officers of the Fund affiliated with the Adviser and the Sub-Adviser (together with the Adviser and the Sub-Adviser, "Fund Management"), will direct the orderly liquidation of the Fund's assets, the discharging of, making reasonable provision for the payment of, or maintaining reserves against all liabilities of the Fund, and the distribution of the net proceeds to Effective Date Shareholders in one or more liquidating distributions. Fund Management expects that Effective Date Shareholders will receive such distributions in cash. After the payment of the final liquidating distribution, the Fund will dissolve.


     If Record Date Shareholders do not approve the Liquidation Plan, the Board will consider what action to take. The Board unanimously recommends that you vote "FOR" the Proposal to liquidate and dissolve the Fund pursuant to the Liquidation Plan.

BACKGROUND

     The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust under the laws of the State of Delaware on December 15, 2004 and commenced operations on April 26, 2005 with approximately $108 million of net assets following the completion of an initial public offering of the Shares. The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities.

     Shares of closed-end funds often trade in the marketplace at a discount to their net asset value. This has been true historically in the case of the Fund, and the market price for the Fund's Shares generally has been less than the underlying value of the Fund's portfolio. As of December 18, 2008, prior to the Board's approval of the Liquidation Plan, the net asset value per share of the Fund's Shares was $4.52 and the market price of the Shares was $3.02, representing a discount of approximately 33.19%. During 2008 the average discount to net asset value of the Fund's Shares was approximately 14.18%. Discounts to net asset value do not always prevail, however, and at times the Fund's Shares have traded at a premium to their net asset value. The last time that the Fund's Shares traded at a premium to their net asset value was April 13, 2007. Since the announcement of the Board's approval of the Liquidation Plan, the discount to net asset value of the Fund's Shares has narrowed and as of the Record Date the Shares traded at a discount of 3.34% to net asset value.


REASONS FOR THE LIQUIDATION AND DISSOLUTION


     During September and October 2008, the Fund experienced a significant reduction in its net assets. In light of this drop in the Fund's net assets, the Board asked Fund Management to evaluate the alternatives available to the Fund. The Board requested of and received from Fund Management materials, memoranda and recommendations regarding the continued operation of the Fund, strategic alternatives available to the Fund and the possible liquidation of the Fund. At a series of Board meetings held on October 20 and 21, 2008, November 11, 2008, December 5, 2008 and December 19, 2008, the Board considered among other matters, the Fund's long-term prospects, the continued operation of the Fund, strategic alternatives available to the Fund and the liquidation of the Fund.


     Fund Management sought to evaluate multiple alternatives for the future of the Fund and provide recommendations to the Board. Fund Management stated that there were three primary alternatives they had considered in their analysis in making their recommendations: (i) continuing the operation of the Fund, with or without replacement of the Adviser or Subadviser; (ii) merging the Fund with another fund; and (iii) terminating the Fund and distributing its assets to shareholders. The Board requested that Fund Management include in its analysis the costs associated with each of the three primary alternatives. Fund Management recommended liquidation of the Fund, reporting that there were no better alternatives to liquidation and that liquidation would be in the best interest of the Fund and its shareholders. The Board discussed and considered extensively each of the alternatives identified by Fund Management at a series of meetings and discussed the alternatives and recommendations with Fund Management, counsel to the Fund, and independent legal counsel to the Trustees who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Trustees"). After considering the feasibility of the continued operation of the Fund and alternatives to liquidation, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund.

BOARD CONSIDERATIONS

Small Asset Size


     Fund Management discussed with the Board the significant reduction in the Fund's net assets during September and October 2008 as a result of drastic declines in the equity market, as well as the impact of such declines and of the increased volatility in the markets on certain derivative positions held by the Fund. As of the Record Date, the Fund had net assets of approximately $22,218,477. The decline in net assets results in the Fund's fixed expenses being spread over a smaller asset base, leading to a significantly higher expense ratio. Fund Management noted the difficulties associated with continuing to operate the Fund in a cost-effective manner in light of its small size. Additionally, given the Fund's small asset size, Fund Management discussed that, negative market movements made the Fund's thin trading volume more inefficient and that the Fund ran the risk of being delisted by the NYSE due to minimum size or volume standards. The Board discussed with Fund Management whether the Fund could raise additional capital and concluded that the Fund would be unlikely to raise additional capital in the near term.


     To reduce the expenses borne by shareholders prior to the liquidation and dissolution of the Fund, the Adviser and Sub-Adviser have agreed to waive voluntarily the advisory and sub-advisory fees payable by the Fund. Such waivers became fully effective as of December 1, 2008 and will continue throughout the liquidation period. If Record Date Shareholders do not approve the liquidation of the Fund, such fee waivers can be terminated or extended at any time at the discretion of the Adviser and Sub-Adviser, respectively. Shareholders should not expect such fee waivers to continue if the Liquidation Plan in not approved.

Continuation of the Fund


     The Board discussed with Fund Management issues relating to continuing the Fund as currently structured. The Board discussed the feasibility of continuing the Fund so as to provide the potential for its net asset value to increase. However, the Board considered the impossibility of forecasting correctly when markets would improve. In discussing whether potential changes in the Fund's investment policies and strategies might allow the Fund more opportunities to seek to rebuild the Fund's net assets through investment gains, Fund Management advised that altering the Fund's investment objective and fundamental investment parameters would change the Fund's investment style and philosophy from those that investors anticipated when they made their investments in the Fund. Fund Management also noted that there would be additional costs associated with changes to the Fund's investment objective that would require shareholder vote. The Board concluded that the Fund would need to experience significant capital appreciation to be sustainable which was unlikely given the Fund's covered call investment strategy and the objective to provide a high level of current income and current gains.

     The Board also considered the potential replacement of the Adviser or Subadviser in the event of the continued operation of the Fund, noting that changes to the Adviser or Subadviser would require shareholder approval and incurrence by the Fund of additional costs. The Board considered that Fund Management believed it highly unlikely that an alternative adviser or sub-adviser could be found that would be willing to manage the Fund in light of its small size, expense structure and recent investment performance. Additionally, in light of the impossibility of forecasting correctly when markets would improve and limitations on altering the Fund's investment policies and strategies, the Board considered Fund Management's statement that it was highly unlikely that a replacement adviser or sub-adviser could achieve performance results sufficient to rebuild the Fund's net assets.


     The Board, based on the information provided by and recommendations of Fund Management, concluded that at the Fund's current asset size it would be difficult to continue the Fund and grow assets consistent with an acceptable level of risk, especially given the Fund's objective to provide a high level of current income and current gains.


Merger of the Fund


     The Board discussed with Fund Management issues relating to merging the Fund into another closed-end fund, an open-end fund or an exchange-traded fund. The Board considered the costs associated with merging the Fund into another fund, as estimated by Fund Management. Fund Management noted that it would be difficult to find a fund that would be willing to absorb the expenses associated with merging with the Fund given the Fund's current asset level and considering the Fund's recent investment performance. In light of the additional costs of a merger as compared to liquidation of the Fund, and the fact that the Fund's size and recent investment performance did not make the Fund an attractive merger candidate, the Board, based on the information provided by and recommendations of Fund Management, concluded that a merger of the Fund was not a viable strategic alternative.


Liquidation


     In considering liquidation as an option for the Fund, the Board considered Fund Management's opinion that liquidation addressed many of the issues outlined above. Fund Management advised that it was expected that, in a liquidation, Effective Date Shareholders would receive one or more liquidating distributions from the Fund, the aggregate amount of which would approximately equal the Fund's then-current net asset value per Share at the time of such distributions, less the costs of the liquidation borne by the Fund and transaction costs incurred in selling the Fund's portfolio securities. The Board considered such a liquidating distributions (which would be subject to market changes in the Fund's net asset value prior to the disposition of the Fund's portfolio securities) in light of the historic levels of the Shares' market price discount to net asset value and the level of such discount at the time of the Board's consideration of alternatives for the Fund.

     The Board has discussed periodically the significance of the market price discount to net asset value and its impact on Fund shareholders. The Board previously had discussed and considered various strategies to potentially address the discount, including share repurchases and tender offers for outstanding shares. Based upon information provided by and prior recommendations of Fund Management, the Board had determined that share repurchases or tender offers would have decreased the size of the Fund and increased the expense ratio for the remaining shareholders and that they may not ultimately have been successful in reducing the discount over the long-term. Therefore, the Board had previously determined that these strategies should not be implemented.

     The Board noted that a liquidation would allow shareholders to receive liquidating distributions the amounts of which would approximately equal the Fund's then-current net asset value per Share at the time of such distributions, and thereby would effectively eliminate the discount to net asset value at which the Shares have historically traded.


Conclusion

         Based upon all of the information considered and in light of the foregoing factors and the conclusions reached (and not relying on any single factor or group of factors alone), the Board believes that it would be in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund. On December 19, 2008, the Board unanimously approved the liquidation and dissolution of the Fund pursuant to the Liquidation Plan and directed that the matter be submitted to shareholders for their approval as required by the Fund's Declaration of Trust.

DESCRIPTION OF THE LIQUIDATION PLAN AND RELATED TRANSACTIONS

     The following description of the Liquidation Plan and related transactions is a summary. A copy of the Liquidation Plan is attached hereto as Appendix A. Shareholders are urged to read the Liquidation Plan in its entirety.

Effectiveness of the Liquidation Plan and Cessation of the Fund's Activities as an Investment Company

     The Effective Date of the Liquidation Plan will be as soon as practicable following approval of the Liquidation Plan by Record Date Shareholders on such date as may be designated by the officers of the Fund. After the Effective Date, the Fund will cease its business as an investment company and will not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, liquidating portfolio securities, discharging or making reasonable provision for the payment of all liabilities and distributing its remaining assets to Effective Date Shareholders in accordance with the Liquidation Plan.

Closing of Share Register Books of the Fund and Cessation of Trading of Shares

     The proportionate interests of Effective Date Shareholders in the assets of the Fund will be fixed on the basis of their respective Share holdings as of the close of business on the Effective Date. At such time, the Share register books of the Fund will be closed. Thereafter, unless the Share register books of the Fund are reopened, because the Plan cannot be carried into effect or otherwise, Effective Date Shareholders respective interests in the Fund's assets will not be transferable by the negotiation of Share certificates. The Fund's Shares will cease trading on the NYSE as of the close of business on the Effective Date. The NYSE may remove the Fund's Shares from listing at any time prior to the Effective Date if an event shall occur or conditions exist that, in the opinion of the NYSE, make further dealings on the NYSE inadvisable.

Liquidation of Assets and Payment of Liabilities


     After the Effective Date, the Fund will commence selling all of its portfolio securities and other assets for cash at such prices and on such terms and conditions as Fund Management determines to be reasonable and in the best interests of the Fund and its shareholders. Fund Management anticipates that the aggregate proceeds of the disposition of the Fund's portfolio securities, net of the Fund's liabilities, will approximate the Fund's then-current net asset value at the time of the disposition of such securities, less the costs of the liquidation borne by the Fund and transaction costs incurred in selling the Fund's portfolio securities. The Fund's net asset value and the aggregate of such proceeds will be subject to market changes prior to the disposition of the Fund's portfolio securities. The Fund will apply the proceeds first to the payment, satisfaction and discharge of all outstanding debts and obligations of the Fund, including premiums for continuing liability insurance. The Fund will determine the amounts of any disputed claims, contingent liabilities and unascertained liabilities of the Fund and may, as described below, withhold from the proceeds amounts to address such liabilities. The Fund will distribute, in one or more liquidating distributions, the remaining net proceeds among the Effective Date Shareholders of the Fund.

     The Fund may, if deemed appropriate by Fund Management, withhold from distributable amounts sufficient assets, including through the use of one or more trusts, escrows, reserve funds, plans or other arrangements, as may be determined by the Board and officers of the Fund (collectively "Reserve Funds"), to address any disputed claims or contingent liabilities which may then exist against the Fund, as may be determined by the Board and officers of the Fund, or unascertained liabilities as may be estimated by the Board and officers of the Fund. Any amount withheld in Reserve Funds will be deducted pro rata from the net assets distributable to Effective Date Shareholders and held until such liabilities are settled or otherwise determined. In the event that liabilites are not adequately provided for, or claims or liabilities are brought or asserted after dissolution by creditors or claimants previously unknown to the Fund, the Board and officers of the Fund could be held personally liable. In addition, claims possibly could be pursued against Effective Date Shareholders to the extent of liquidating distributions received by them.


Liquidating Distributions


     The distribution of the Fund's assets will be made in one or more liquidating distributions in complete cancellation of all outstanding Shares of the Fund. Fund Management expects that the Fund will make a liquidating distribution which will consist of cash representing all or a substantial portion of the net assets of the Fund, less (i) any estimated amount necessary to discharge any outstanding liabilities and obligations of the Fund on the Fund's books as of the date of such distribution and (ii) any amounts held in Reserve Funds or otherwise withheld to deal with any disputed claims, contingent liabilities or unascertained liabilities of the Fund. If additional subsequent liquidating distributions are made, such distributions are expected to consist of cash from any assets remaining after accrual of expenses or payment or other cancellation of liabilities, the proceeds of any sale of assets of the Fund not liquidated previously and any other miscellaneous income of the Fund. The Board will set the payment date for each distribution.

     The Fund does not currently intend to create a separate trust to administer liquidating distributions; however, in the event the Fund is unable to distribute all of its assets pursuant to the Liquidation Plan (because of its inability to locate Effective Date Shareholders to whom liquidation distributions are payable or otherwise) the Fund may create a liquidating trust with a financial institution and deposit any remaining assets of the Fund in such trust for the benefit of Effective Date Shareholders. The expenses of any such trust will be charged against the liquidating distributions held therein.


     Effective Date Shareholders will receive their liquidating distributions without further action on their part. Effective Date Shareholders holding certificates representing their Shares may, but are not required to, return their

Share certificates to the Fund's transfer agent. Upon the mailing of the final liquidating distribution, all outstanding Shares of the Fund will be deemed cancelled and Share certificates of the Fund will no longer evidence an ownership interest in the Fund and will not be accepted by the Fund's transfer agent. Effective Date Shareholders whose Shares are held in the name of their broker or other financial institution will receive their liquidating distributions through such shareholders' nominee firms. All Effective Date Shareholders will receive information concerning the sources of the liquidating distributions.

     Assets held in Reserve Funds in excess of the amounts required to discharge the Fund's contingent or unascertained liabilities following the settlement or determination of such liabilities will be distributed to Effective Date Shareholders pursuant to the terms of such Reserve Funds. Any distribution to Effective Date Shareholders of assets held in Reserve Funds may occur after the conclusion of the liquidation period and the payment of the final liquidating distribution.


Expenses


     The expenses incurred in carrying out the terms of the Liquidation Plan will be borne by the Fund. Expenses expected by Fund Management to be incurred in connection with the Liquidation Plan include, but are not limited to, expenses incurred in connection with the preparation of the Liquidation Plan and this Proxy Statement, costs of printing and distributing this Proxy Statement and soliciting the votes of Record Date Shareholders of the Fund, federal and state filing fees, legal and audit fees, and premiums for continuing liability insurance. Liquidation expenses are currently estimated to be approximately $750,000, plus the transaction costs incurred in selling the Fund's portfolio securities. The Board has reviewed and approved the foregoing arrangement with respect to expenses relating to the Liquidation Plan.


Dissolution of the Fund

     As soon as practicable after the payment of the final liquidating distribution, the officers of the Fund will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments. Pursuant to the Liquidation Plan, the Fund will apply for de-registration as an investment company under the 1940 Act and thereafter dissolve under Delaware law.

Amendment or Abandonment of the Plan


     The Liquidation Plan provides that the Fund may modify or amend the Liquidation Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification would, in the judgment of the Fund, materially and adversely (i) affect the interests of shareholders or (ii) delay the payment of liquidating distributions, such amendment or modification will be submitted to shareholders for approval. In addition, the Fund may abandon the Liquidation Plan at any time prior to the payment of the final liquidating distribution, if the Fund determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.


U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE LIQUIDATION

     Payment by the Fund of liquidating distributions to Effective Date Shareholders will be a taxable event, as described below. Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

     The Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company for U.S. federal income tax purposes so that it will not be required to pay U.S. federal income taxes on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to Effective Date Shareholders.

     The receipt of liquidating distributions in exchange for Shares of the Fund will be a taxable event for Effective Date Shareholders. Each Effective Date Shareholder will be treated as having sold his or her Shares for an amount equal to the liquidating distribution(s) he or she receives. The amount of a liquidating distribution will equal the sum of (i) the amount of cash received by the Effective Date Shareholder and, (ii) if the Fund establishes a liquidating trust, the net fair market value of such Effective Date Shareholder's share of the Fund's assets (net of known liabilities) that are transferred to the liquidating trust. Each Effective Date Shareholder will recognize gain or loss in an amount equal to the difference between the Effective Date Shareholder's adjusted basis in the Shares and the total amount of such liquidating distribution(s). The gain or loss will be capital gain or loss to the Effective Date Shareholder if the Shares were held as capital assets in the Effective Date Shareholder's hands, and generally will be long-term if the Shares were held for more than one year at the time of the liquidating distribution. Long-term capital gains are currently taxed to individual shareholders at a maximum 15% U.S. federal income tax rate through the end of 2010. If the Fund establishes a liquidating trust, then all income, gain, loss, deduction and expense of the liquidating trust will be attributed to the former Effective Date Shareholders in accordance with their respective proportionate interests in the liquidating trust.

     The Fund generally will be required to withhold tax at the rate of 28% with respect to any liquidating distribution(s) to individuals and certain other non-corporate shareholders who have not previously certified to the Fund that their social security number or taxpayer identification number provided to the Fund is correct and that they are not subject to backup withholding.

     The foregoing summary is generally limited to certain U.S. federal income tax consequences to Effective Date Shareholders who are United States persons as determined for U.S. federal income tax purposes. The discussion is based upon the Internal Revenue Code of 1986 as amended (the "Code"), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the tax consequences that may be relevant to a particular shareholder or to shareholders subject to special treatment under U.S. federal income tax law. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the liquidation of the Fund or, if relevant, the liquidating trust. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth above. Furthermore, this summary does not address state, local or foreign tax consequences. Shareholders are urged to consult their own tax advisers as to the U.S. federal income tax consequences resulting from receiving a liquidating distribution(s), as well as any tax consequences under any applicable state, local or foreign tax laws, including possible changes in tax law.

SHAREHOLDER APPROVAL

     To become effective, the Liquidation Plan must be approved by the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined under the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting, or (ii) more than 50% of the outstanding voting securities of the Fund. Record Date Shareholders will have equal voting rights (i.e. one vote per Share).

BOARD RECOMMENDATION

     The Board unanimously recommends that you vote "FOR" the Proposal to liquidate and dissolve the Fund pursuant to the Liquidation Plan.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Record Date Shareholders may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the enclosed ballot, or
(iv) in person at the Meeting. Information regarding how to vote via telephone or Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The Fund employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. The control number is used to match proxies with shareholders' respective accounts and to ensure that, if multiple proxies are executed, Shares are voted in accordance with the proxy bearing the latest date. If reasonable procedures are employed, the Fund will not be liable for following Internet or telephone instructions which it believes to be genuine. Record Date Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Meeting or by attending the Meeting and voting in person at the Meeting. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE PROPOSAL SPECIFIED ON THE PROXY CARD.

     The Board has fixed the close of business on February 26, 2009 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting. Record Date Shareholders will be entitled to one vote on the Proposal to be voted on for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

     The Declaration of Trust requires the presence of a quorum for each matter to be acted upon at the Meeting. Votes withheld and abstentions will be counted as present for quorum purposes. "Broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as Shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as a vote against the Proposal. Broker non-votes do not constitute votes for or against the Proposal and are disregarded in determining the votes cast when the voting requirement is based on achieving a percentage of the voting securities present in person or by proxy and entitled to vote at the Meeting. Broker non-votes do not constitute votes for and will have the same effect as votes against when the voting requirement is based on achieving a percentage of the outstanding voting securities.

     In the event that sufficient votes to approve the Proposal are not received at the Meeting, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the Proposal, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors.

ADVISER AND SUB-ADVISER

     Claymore Advisors, LLC, a wholly owned subsidiary of Claymore Group Inc., acts as the Fund's investment adviser. As of December 31, 2008, Claymore entities have provided supervision, management, servicing or distribution on approximately $10.4 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. The Adviser is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

     Fiduciary Asset Management, LLC, a wholly owned subsidiary of Piper Jaffray Companies, acts as the Fund's investment sub-adviser and is responsible for making investment decisions with respect to the investment of the Fund's assets. As of December 31, 2008, the Sub-Adviser supervised and managed approximately $12.3 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, closed-end funds and private investment funds. The Sub-Adviser is located at 8235 Forsyth Blvd., Suite 700, St. Louis, Missouri 63105.

ADMINISTRATOR

     Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois, 60532, serves as the Fund's administrator.

SHARES OUTSTANDING AND PRINCIPAL SHAREHOLDERS


     As of the Record Date, the Fund had 5,705,240 Shares outstanding.

     As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the Shares of the Fund, except as set forth in the table below:


         Shareholder Name and Address       Share Holdings    Percentage Owned
         --------------------------------   --------------    ----------------
         Advisors Asset Management, Inc.*       366,879            6.43%
         18925 Base Camp Rd.
         Monument, CO 80132

         * Based on information obtained from a Form 13F filed with the U.S. Securities and Exchange Commission on February 11, 2009.

DEADLINE FOR SHAREHOLDER PROPOSALS


     If the liquidation and dissolution of the Fund is approved, the Fund does not intend to hold another annual meeting of shareholders. However, if the liquidation and dissolution is not approved or if the liquidation does not occur, the Fund will hold its 2009 annual meeting of shareholders.

     As previously disclosed, shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2009 annual meeting of shareholders, if held, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund's principal executive offices by February 25, 2009. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Funds at the Funds' principal executive offices not later than May 11, 2009.

EXPENSES OF PROXY SOLICITATION

     Solicitation of proxies is being made primarily by the mailing of this Proxy Statement and accompanying Notice of Special Meeting. In addition, certain officers of the Fund and certain officers and employees of the Adviser or the Sub-Adviser or their respective affiliates (none of whom will receive additional compensation therefore) may solicit proxies in person or by telephone, mail and e-mail. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Broadridge as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. Management of the Fund estimates that the solicitation by Broadridge will cost approximately $13,000, which will be borne by the Fund as an expense of the liquidation.

OTHER MATTERS

     The Fund Management knows of no other matters that are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                            Very truly yours,

                                            /S/ J. THOMAS FUTRELL

                                            J. THOMAS FUTRELL
                                            Chief Executive Officer


March 9, 2009

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                      Appendix A


--------------------------------------------------------------------------------

                       PLAN OF LIQUIDATION AND DISSOLUTION
                                       OF
                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
--------------------------------------------------------------------------------


     This PLAN OF LIQUIDATION AND DISSOLUTION (the "Plan") of FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND (the "Fund"), a Delaware statutory trust, and the actions contemplated by it have been approved by the Board of Trustees of the Fund (the "Board" or the "Trustees") as being advisable and in the best interests of the Fund and the holders of common shares of beneficial interest of the Fund ("shareholders").

     WHEREAS, for good and sufficient business reasons, the Trustees of the Fund desire to liquidate the Fund and distribute the Fund's assets to the shareholders of the Fund; and

     WHEREAS, the Board has considered and approved this plan for the purpose of liquidating and dissolving the Fund; and

     WHEREAS, the Plan is intended to accomplish the complete liquidation and dissolution of the Fund in accordance with the laws of the Delaware Statutory Trust Act and the Agreement and Declaration of Trust of the Fund, dated December 15, 2004 and as amended through the date hereof (the "Declaration of Trust"); and

     WHEREAS, Section 11.2 of the Declaration of Trust, grants the Board the authority to liquidate and dissolve the Fund, subject to the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the liquidation and dissolution has been approved by 80% of the Trustees; and

     WHEREAS, the resolutions approving the liquidation and dissolution of the Fund pursuant to this Plan have been approved by 80% of the Trustees; and

     WHEREAS, the Board has directed submitting the proposal to liquidate and dissolve the Fund to the shareholders of the Fund at a meeting of shareholders and has authorized distribution of a proxy statement in connection with the solicitation of proxies for such purpose; and

     NOW, THEREFORE, the Board hereby adopts this Plan for the purpose of liquidating and dissolving the Fund in accordance with the following:

     1. ADOPTION OF THE PLAN. This Plan shall be submitted to the shareholders of the Fund and is subject to the affirmative vote of "a majority of the outstanding voting securities" of the Fund as defined by the 1940 Act. Such approval of the Plan shall constitute approval by the shareholders of the sale of substantially all of the assets of the Fund and approval of other actions as contemplated by the Plan.

     2. Effective Date. The effective date of the Plan shall be as soon as practicable following approval of the Liquidation Plan by shareholders of the Fund on such date as may be designated by officers of the Fund (the "Effective Date"). The period commencing on the Effective Date and continuing until one year after the Effective Date is referred to herein as the "Liquidation Period."

     3. Fixing of Interests and Closing of Shareholder Register Books. The proportionate interest of shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date. Shareholders of record of the Fund as of the close of business on the Effective Date are sometimes referred to herein as "Effective Date Shareholders." On the Effective Date, the share transfer books of the Fund shall be closed. Thereafter, unless the share transfer books are reopened because the Plan cannot be carried into effect under the laws of the State of Delaware or otherwise, the Effective Date Shareholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange.

     4. Cessation of Business. As of the close of business on the Effective Date, the Fund shall cease its business as an investment company and shall not thereafter engage in any business activities except for the purpose of winding up its business and affairs; preserving the value of its assets; paying, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 8 hereof; and distributing the remaining assets to Effective Date Shareholders.

     5. Disposition of Assets. Prior to and after the Effective Date, the Fund's investment adviser shall use all commercially reasonable efforts to sell all of the Fund's portfolio assets for cash and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest in. To the extent the Fund cannot dispose of any such asset or assets prior to expiration of the Liquidation Period, the Fund shall contribute such asset or assets to the Liquidating Trust (as defined in Section 10 hereof).

     6. Disposition of Claims. Prior to and after the Effective Date, the Fund's investment adviser shall use all commercially reasonable efforts to assert, prosecute, reduce to judgment, settle and collect all claims of the Fund (the "Claims"). To the extent the Fund cannot resolve any Claim prior to expiration of the Liquidation Period, then not later than the last day of such period the Fund shall contribute all such unresolved Claims to the Liquidating Trust along with such amounts of cash and other assets as the Fund shall determine might reasonably be required to resolve such unresolved claims.

     7. Transactions. Within the Liquidation Period, the Fund shall have the authority to engage in such other transactions as may be appropriate to complete its liquidation and dissolution, including without limitation, the authority to mortgage, pledge, sell, lease, exchange or otherwise dispose of all or any part of its other assets for cash and/or shares, bonds, or other securities or property upon such terms and conditions as the Fund shall determine, with no further approvals by the shareholders except as required by law.


     8. Provision for Liabilities. Within the Liquidation Period, the Fund shall pay or discharge or otherwise provide for the payment or discharge of, any liabilities and obligations, including, without limitation, any disputed claims or contingent liabilities which may then exist against the Fund, as may be determined by the Board and the officers of the Fund, and any unascertained liabilities as may be estimated by the Board and officers of the Fund (the "Liabilities"). The foregoing may be accomplished by use of one or more trusts (including a liquidating trust), escrows, reserve funds, plans or other arrangements as determined by the Fund or required by law (collectively, the "Reserve Funds"), and the Board by adoption of this Plan does constitute and appoint any agent or trustee under the arrangements provided by the Fund pursuant to this Section 8 as the agent or trustee for the limited purposes provided in the agreement in which such purposes are set forth. Any amount withheld in Reserve Funds will be deducted pro rata from the net assets distributable to Effective Date Shareholders and held until such liabilities are settled or otherwise determined


     9. Distributions to Effective Date Shareholders. Promptly after the Effective Date and from time to time thereafter, the Fund, when and as declared by the Board, shall distribute to Effective Date Shareholders cash or other assets (other than cash or other assets held in the Reserve Funds) and all other properties held by it, by way of pro rata liquidating distributions to such Effective Date Shareholders. Cash and other assets held in the Reserve Funds (including any income earned thereon) or the Liquidating Trust in excess of the amounts required for the payment or discharge of the Fund's liabilities and obligations shall be distributed to Effective Date Shareholders at the time and under the conditions set forth in the instruments establishing the Reserve Funds and the Liquidating Trust. Upon mailing of the final liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.

     10. Liquidating Trust. If necessary, the Fund, as promptly as practicable, but in any event within the Liquidation Period, shall (i) create with one or more trustees ("Liquidation Trustees") selected by the Board, a liquidating trust (the "Liquidating Trust") pursuant to a liquidating trust agreement (the "Liquidating

Trust Agreement"), (ii) grant, assign and convey to the Trustees of the Liquidating Trust all rights of ownership of the Reserve Funds and any other assets not yet distributed to Effective Date Shareholders, subject to all of the Liabilities and (iii) distribute interests in the Liquidating Trust to Effective Date Shareholders (the transactions contemplated by this Section 10, together with any initial distributions to Effective Date Shareholders, shall be referred as the "Liquidation").

     (a) No distributions of any of the assets held by the Liquidation Trustees of the Liquidating Trust shall be made by the Liquidation Trustees other than as provided by the express terms and provisions of the Liquidating Trust Agreement, and no assets held by the Liquidation Trustees shall ever revert or be distributed to the Fund or to any shareholder of the Fund, as such, other than a former Effective Date Shareholder entitled thereto as provided in the Liquidating Trust Agreement. Assets held in the Liquidating Trust shall be distributed to the beneficiaries of the Liquidating Trust at the time and under the conditions set forth in the express terms and provisions of the Liquidating Trust Agreement.

     (b) It is intended that the Liquidating Trust will constitute a liquidating trust that is owned by the Fund's former Effective Date Shareholders for U.S. federal income tax purposes. Accordingly, for U.S. federal income tax purposes, it is intended that the assignment of the assets to the Liquidation Trustees of the Liquidating Trust shall, subject to the terms and provisions of the Liquidating Trust Agreement, constitute a final liquidating distribution by the Fund to its Effective Date Shareholders of their pro rata interests in such assets (net of any known liabilities), followed by such Effective Date Shareholders' contribution of their pro rata interests in such assets to the Liquidating Trust.

     11. FILINGS. The Fund shall file a notice of liquidation and dissolution and any other documents as are necessary to effect the liquidation and dissolution of the Fund in accordance with the requirements of the Declaration of Trust, Delaware Statutory Trust Act, the Internal Revenue Code of 1986, as amended (the "Code"), any applicable securities laws and any rules and regulations of the Securities and Exchange Commission (the "SEC"), any state securities commissions or otherwise, including, without limitation, withdrawing any qualification to conduct business in any state in which the Fund is so qualified and the preparation and filing of any tax returns. As soon as practicable after the Liquidation, the Secretary of the Fund shall lodge among the records of the Fund this Plan evidencing the fact of such liquidation and the termination of the Fund.

     12. DE-REGISTRATION AS AN INVESTMENT COMPANY. As soon as reasonably practicable after the Liquidation, the Fund shall file with the SEC an application for de-registration as an investment company under the Investment Company Act of 1940, as amended, and shall be authorized to file any amendments thereto as the officers of the Fund deem necessary to effect such de-registration.

     13. DISSOLUTION. As soon as reasonably practicable after the SEC has issued an order granting de-registration of the Fund, the officers of the Fund shall take such action as they deem necessary to effect the dissolution and termination of the Fund under Delaware law.

     14. AUTHORIZED OFFICERS. Any officer or Trustee of the Fund (the "Authorized Officers") shall have the responsibility to take such actions under this Plan, prior to, at and after the Effective Date, as may be necessary or appropriate to implement this Plan and to oversee the complete liquidation, winding up and dissolution of the Fund pursuant hereto. To assist in effecting the complete liquidation, winding up and dissolution of the Fund in accordance with this Plan, the Authorized Officers are hereby authorized and directed to execute all documents, file all papers and take all actions as such persons deem necessary or desirable for the purpose of effecting the complete liquidation, winding up and dissolution of the Fund in accordance with this Plan. The Authorized Officers are hereby authorized and directed to delegate any of their duties and responsibilities to any adviser, administrator, custodian, transfer agent, distributor or other service provider pursuant to its applicable service agreement with the Fund.

     The death, resignation or disability of any Trustee or officer of the Fund shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in this Plan.

     15. EXPENSES. The Fund shall bear all expenses incurred by it in carrying out the Plan, whether or not the liquidation and dissolution contemplated by the Plan are effected.

     16. AMENDMENT OR ABANDONMENT OF THE PLAN. The Fund may modify or amend this Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Fund will materially and adversely affect the interests of the shareholders or delay the time at which distributions of the Fund's net assets will be made, such an amendment or modification will be submitted to the shareholders for approval. In addition, the Fund may abandon this Plan at any time prior to payment of the final liquidating distribution if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

     17. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                               FORM OF PROXY CARD

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Got to the website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

CLAYM1                                      KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------
                                           DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
                                                -------------------------



                                                                       For       Against      Abstain

1.   To approve the liquidation and dissolution of the Fund            [ ]         [ ]          [ ]
     pursuant to a Plan of Liquidation and Dissolution.

2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.


PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.




Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).


-------------------------------------------     ------------------------------

-------------------------------------------     ------------------------------
Signature [PLEASE SIGN WITHIN BOX]     Date     Signature (Joint Owners)  Date

            -------------------------------------------------------
                 Important Notice Regarding the Availability of
                    Proxy Materials for the Special Meeting:

             The Proxy Statement is available at www.proxyvote.com.
            -------------------------------------------------------


-------------------------------------------------------------------------------

                  Solicited on behalf of the Board of Trustees
                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
                        Special Meeting of Shareholders
                                 April 20, 2009

The special meeting of shareholders of Fiduciary/Claymore Dynamic Equity Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, April 20, 2009 at 11:00 A.M. Central Time (the "Special Meeting"). The undersigned hereby appoints each of Mark E. Mathiasen and Kevin M. Robinson, or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Special Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE.